UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2006

                            BIOLOK INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                             000-51482                 65-0317138
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(State or other jurisdiction        (Commission              (IRS Employer
Of incorporation)                   File Number)          Identification Number)

                              368 S. Military Trail
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 698-9998
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Writt ten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Commencing  April 3, 2006,  BioLok  International  Inc. (the "Company")  (OTCBB:
BLLI) and its President and CEO, Bruce L. Hollander, made a number of presentations to the investment community on the current status of the Company. A copy of the power point presentation is attached as Exhibit 99.1.

The information under this caption, "Item 8.01 - Other Events," including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of the Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

Exhibit No.                Description
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99.1                       Power Point presentation Dated April 3, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2006                        /s/ Bruce L. Hollander
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                                         Bruce L. Hollander, President